UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2017

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification Number)
Two North Riverside Plaza, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On January 23, 2017, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) issued a news release announcing our results of operations for the three months and year ended December 31, 2016.

The news release also contains detailed guidance assumptions on our projections for 2017. We project our Net income per Common Share (fully diluted) for the three months ending March 31, 2017 and year ending December 31, 2017, to be between $0.60 and $0.66 and $2.11 and $2.21, respectively.

We also project our Funds from Operations (“FFO”) per Common Share (fully diluted) for the three months ending March 31, 2017 and year ending December 31, 2017 to be between $0.95 and $1.01 and $3.48 and $3.58, respectively. We project our Normalized Funds from Operations (“Normalized FFO”) per Common Share (fully diluted) for the three months ending March 31, 2017 and year ending December 31, 2017 to be between $0.95 and $1.01 and $3.48 and $3.58, respectively.

The projected 2017 per Common Share amounts represent a range of possible outcomes and the mid-point of each range reflects management’s best estimate of the most likely outcome. Actual results could vary materially from these amounts if any of our assumptions are incorrect. The news release is furnished as Exhibit 99.1 to this report on Form 8-K. The news release was also posted on our website, www.equitylifestyleproperties.com, on January 23, 2017.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

2017 Restricted Stock Award:

On January 23, 2017, the Compensation, Nominating and Corporate Governance Committee (the “Compensation Committee”) of the Board of Directors approved the 2017 Restricted Stock Award (the “2017 Award”) for our named executive officers pursuant to the authority set forth in the 2014 Equity Incentive Plan. The 2017 Award has a grant date of February 1, 2017 and will vest on December 31, 2017. The 2017 Award grant price will be the stock price at the end of the day on February 1, 2017.

The 2017 Award for each eligible executive follows:

Name	Title	Award
Marguerite Nader	President and Chief Executive Officer	22,000 Shares
Paul Seavey	Executive Vice President, Chief Financial Officer and Treasurer	18,000 Shares
Patrick Waite	Executive Vice President and Chief Operating Officer	18,000 Shares
Roger Maynard	Executive Vice President - Investments	10,000 Shares

Item 8.01    Other Events

On January 20, 2017, we announced the tax treatment of our 2016 common and preferred stock distributions. The following table summarizes the income tax treatment of our 2016 common distributions.

Common Stock (CUSIP No. 29472R108)

Record Date	Payable Date	Distribution Per Share	Total Distribution Allocable to 2016	Ordinary Taxable Dividend	Nondividend Distribution
12/28/2015	1/8/2016	$0.375000	$0.375000	$0.334387	$0.040613
3/25/2016	4/8/2016	$0.425000	$0.425000	$0.378972	$0.046028
6/24/2016	7/8/2016	$0.425000	$0.425000	$0.378972	$0.046028
9/30/2016	10/14/2016	$0.425000	$0.425000	$0.378972	$0.046028
12/30/2016	1/13/2017	$0.425000	$0.000000	$0.000000	$0.000000
TOTALS		$2.075000	$1.650000	$1.471303	$0.178697

The common stock distribution with a record date of December 28, 2015 was allocated to 2016 for federal income tax purposes. The common stock distribution with a record date of December 30, 2016, and paid on January 13, 2017 will be allocated to 2017 for federal income tax purposes.

Series C Cumulative Redeemable Perpetual Preferred Stock (CUSIP No. 29472R405).

Record Date	Payable Date	Distribution Per Share (1)	Ordinary Taxable Dividend
3/21/2016	3/31/2016	$0.421875	$0.421875
6/17/2016	6/30/2016	$0.421875	$0.421875
9/16/2016	9/30/2016	$0.421875	$0.421875
12/15/2016	12/31/2016	$0.421875	$0.421875
TOTALS		$1.687500	$1.687500
(1) The distributions represent the distributions on each Depository Share (representing 1/100 of a share of Series C Preferred Stock).
Stockholders are encouraged to consult with their tax advisors as to the specific tax treatment of the distributions they received from us.

In accordance with General Instruction B.2. of Form 8-K, the information included in Items 2.02 and 9.01 of this Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any registration statement filed by Equity Lifestyle Properties, Inc. under the Securities Act of 1933, as amended.

This report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•
our ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);

•	our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;

•	our ability to retain and attract customers renewing, upgrading and entering right-to-use contracts;

•	our assumptions about rental and home sales markets;

•	our assumptions and guidance concerning 2017 estimated net income, FFO and Normalized FFO;

•	our ability to manage counterparty risk;

•
in the age-qualified properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•
results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single-family housing and not manufactured housing;

•	effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;

•	the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with recent acquisitions;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the properties under the Codification Topic “Revenue Recognition;”

•	the outcome of pending or future lawsuits or actions brought against us, including those disclosed in our filings with the Securities and Exchange Commission; and

•	other risks indicated from time to time in our filings with the Securities and Exchange Commission.

These forward-looking statements are based on management's present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 391 quality properties in 32 states and British Columbia consisting of 146,610 sites. We are a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant's annual and quarterly reports filed with the Securities and Exchange Commission.

99.1	Equity LifeStyle Properties, Inc. press release dated January 23, 2017, “ELS Reports Fourth Quarter Results”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.
EQUITY LIFESTYLE PROPERTIES, INC.

By: /s/ Paul Seavey             /s
Paul Seavey
Executive Vice President, Chief Financial Officer and Treasurer

Date: January 24, 2017